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Exhibit 99.1


                                                           FOR IMMEDIATE RELEASE
                                                           ---------------------

               CALDERA SYSTEMS TO ACQUIRE SCO SERVER SOFTWARE AND
           PROFESSIONAL SERVICES DIVISIONS, PROVIDING WORLD'S LARGEST
                               LINUX /UNIX CHANNEL
           Offers First Open Internet Platform, Embracing Open Access
                         to Linux and UNIX Technologies

         OREM, UT--AUGUST 2, 2000--Caldera Systems, Inc., (Nasdaq: CALD), a "Linux for Business" leader and The Santa Cruz Operation, Inc., (SCO) (Nasdaq:
SCOC), the world's leading provider of UNIX operating systems, today announced that Caldera Systems has entered into an agreement to acquire the SCO Server Software Division and the Professional Services Division. The Professional Services Division will operate as a separate business unit of Caldera, to provide services to meet the Internet and eBusiness infrastructure needs of customers.

         The new company will offer the industry's first comprehensive Open Internet Platform (OIP) combining Linux and UNIX server solutions and services globally. The OIP provides commercial customers and developers with a single platform that can scale from the thinnest of clients to the clustering needs of the largest data center.

          The Open Internet Platform combines the robust scalability of the UNIX system with the low-cost, developer-accepted Linux operating system. The products, solutions, and services developed for the Open Internet Platform will be available through more than 15,000 partners worldwide.

DETAILS OF THE AGREEMENT

         Caldera Systems, Inc. will form a new holding company, Caldera, Inc., to acquire assets from the SCO Server Software Division plus the SCO Professional Services Division, including a highly skilled workforce, products and channel resources. Caldera, Inc. will have exclusive distribution rights for the SCO OpenServer product line, and is fully committed to servicing and supporting the SCO OpenServer customer base.

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      SCO will receive 28% of Caldera, Inc., which is estimated to be an aggregate of approximately 17.54 million shares of Caldera stock (including approximately 2 million shares reserved for employee options assumed by Caldera for options currently held by SCO employees joining Caldera), and $7 million in cash. In conjunction with the acquisition, The Canopy Group, Inc., a major stockholder of Caldera Systems, Inc., has agreed to loan $18 million to SCO. SCO will retain its Tarantella Division, and the SCO OpenServer revenue stream and intellectual properties. Revenues for SCO OpenServer were $11.1 million in Q3 of FY2000. Net proceeds to SCO after expenses will be approximately 55% of future SCO OpenServer revenues.

         Caldera, Inc. will be headquartered in Orem, Utah, with locations worldwide. The boards of directors of both companies have unanimously approved the acquisition which is subject to the approval of Caldera Systems, Inc. and The Santa Cruz Operation, Inc. stockholders, and regulatory agencies, as well as meeting certain other closing conditions. The companies anticipate closing the transaction during October, 2000.

         Following the completion of the acquisition, Ransom Love, current president and CEO of Caldera Systems, Inc. will become CEO of Caldera, Inc., and David McCrabb, current president of the SCO Server Software Division, will become president and COO of Caldera, Inc. Jim Wilt, current president of the SCO Professional Services Division will become president of the newly formed Caldera Services Division. Doug Michels, president and CEO of The Santa Cruz Operation, Inc., will join the Caldera, Inc. board of directors. SCO will also appoint a second representative to the board of Caldera, Inc.

INDUSTRY IMPACT

         "This acquisition is an industry-changing event that puts Caldera front and center as the answer to the enterprise question," said Ransom Love, President and CEO of Caldera Systems, Inc. "Caldera will further broaden and validate both the Linux and UNIX industry and community, by providing open access to its unified Linux and UNIX technologies, and by offering support, training and professional services to customers worldwide. Caldera is fully committed to supporting and servicing the SCO OpenServer and UnixWare communities."


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Caldera Systems  to Acquire SCO Divisions                                  3-3-3


         Together, technologies from Caldera Systems and the SCO Server Software and Professional Services Divisions will provide enterprise-class solutions with worldwide support and distribution infrastructure.

         "The new company will be a very strong entity that we believe will compete successfully on a worldwide basis, "said David McCrabb, president of the SCO Server Software Division. "Caldera, Inc. will incorporate a worldwide network of sales and support offices, a strong commercial UNIX system business, and a rapidly growing open source company. This combination will be a force to contend with in the worldwide market for Internet solutions on high volume platforms."

         "Businesses implementing eBusiness or other Internet based customer interaction systems will benefit greatly from the Open Internet Platform," said Jim Wilt, president of the SCO Professional Services Division. "Linux and UNIX technologies are cornerstones providing solutions to problems that businesses face every day."

         "This transaction enables us to invest in the exciting growth opportunities we see for Tarantella," said Doug Michels, CEO of The Santa Cruz Operation, Inc. "This growth is fueled by increasing business use of the Internet, by the continued attractiveness of thin-client computing, and by the accelerating adoption of the Application Service Provider (ASP) business model. This acquisition lets us create organizations with more of a 'pure play' in these markets."

FORUM 2000

         Caldera Systems will join SCO in hosting Forum2000, to be held August 20-23, at the University of California, Santa Cruz. At the event, Caldera plans to unveil their updated product offering. For more information visit www.sco.com/forum2000.

CALDERA AND OPEN SOURCE

         Caldera Systems is a leader in--and supporter of--the Open Source movement. Please visit www.openlinux.org to download Caldera Systems' technologies that have been open-sourced--including but not limited to--LIZARD, Caldera Open Administration System (COAS), Webmin, OpenSLP, the NetWare Kernel File System


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(NKFS) and the OpenLinux 2.2 port for Sun's SPARC(TM) and UltraSPARC(TM)-based platforms.

CALDERA SYSTEMS, INC.

Caldera Systems, Inc. (Nasdaq: CALD) is a "Linux for eBusiness" technology leader in developing and marketing successful Linux-based business solutions, including its award-winning OpenLinux, NetWare for Linux, Linux technical training, certification and support--with free 30-day phone support and on-site consulting. Caldera OpenLearning Providers offer exceptional distribution-neutral Linux training and certification based on Linux Professional Institute (LPI(TM)) certification standards. Caldera Systems supports the open source community and iS a leader in, and advocate of Linux Standard Base (LSB(TM)) and LPI(TM).

Caldera, Inc. was co-founded in 1994 by Ransom Love. Caldera Systems, Inc. was founded by Ransom Love in 1998 to develop Linux-based business solutions. Based in Orem, UT, Caldera Systems has offices and 800+ resellers worldwide. For more information, see www.calderasystems.com or in the US call 888-GO-Linux (888-465-4689).

ABOUT SCO

SCO is a global leader in server-based software for networked business computing. SCO is the world's number one provider of UNIX server operating systems, and the leading provider of network computing software that enables clients of all kinds--including, PCs, graphical terminals, NCs, and other devices - to have webtop access to business-critical applications running on servers of all kinds. SCO designed Tarantella web-enabling software, the world's first web-enabling software for network computing. SCO sells and supports its products through a worldwide network of distributors, resellers, systems integrators, and OEMs. For more information, see SCO's home page at: www.sco.com

CALDERA is a registered trademark of Caldera Systems, Inc. All other products, services, companies, events and publications are trademarks, registered trademarks or servicemarks of their respective owners in the U.S. and/or other countries.

SCO, The Santa Cruz Operation, the SCO logo, the Tarantella logo, Tarantella, UnixWare, and SCO OpenServer are trademarks or registered trademarks of The Santa Cruz Operation, Inc. in the USA and other countries. UNIX is a registered trademark of The Open Group in the US and other countries. All other brand or product names are or may be trademarks of, and are used to identify products or services of, their respective owners.

LINUX is a registered trademark of Linus Torvalds.

PRESS NOTE:

Mr. Love and Mr. Michels will discuss the acquisition with the media on a conference call beginning at 1:30 p.m. EST. To participate in the call, please contact the press references listed below.

FORWARD LOOKING STATEMENTS

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995: INFORMATION IN THIS RELEASE THAT INVOLVES CALDERA'S, SCO'S AND, ASSUMING THE ACQUISITION OF THE SCO SERVER SOFTWARE AND PROFESSIONAL SERVICES DIVISIONS (THE ACQUISITION) IS COMPLETED, THE COMBINED COMPANIES' EXPECTATIONS, BELIEFS, HOPES, PLANS, INTENTIONS OR STRATEGIES REGARDING THE FUTURE ARE FORWARD-LOOKING STATEMENTS THAT INVOLVE RISKS AND UNCERTAINTIES. THESE STATEMENTS INCLUDE STATEMENTS ABOUT CALDERA'S, SCO'S AND THE COMBINED COMPANIES' STRATEGIES IN THE MARKETPLACE, THEIR MARKET POSITIONS AND THEIR RELATIONSHIPS WITH CUSTOMERS.

ALL FORWARD-LOOKING STATEMENTS INCLUDED IN THIS RELEASE ARE BASED UPON INFORMATION AVAILABLE TO CALDERA AND SCO AS OF THE DATE OF THE RELEASE, AND NEITHER CALDERA, SCO NOR


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Caldera Systems  to Acquire SCO Divisions                                  5-5-5


THE COMBINED COMPANIES ASSUME ANY OBLIGATION TO UPDATE ANY SUCH FORWARD-LOOKING STATEMENT. THESE STATEMENTS ARE NOT GUARANTEES OF FUTURE PERFORMANCE AND ACTUAL RESULTS COULD DIFFER MATERIALLY FROM CURRENT EXPECTATIONS. FACTORS THAT COULD CAUSE OR CONTRIBUTE TO SUCH DIFFERENCES INCLUDE, BUT ARE NOT LIMITED TO 1) THE POTENTIAL DISRUPTION OF CALDERA'S AND SCO'S BUSINESSES THAT MIGHT RESULT FROM EMPLOYEE OR CUSTOMER UNCERTAINTY, AND LACK OF FOCUS FOLLOWING ANNOUNCEMENT OF THE ACQUISITION IN CONNECTION WITH INTEGRATING THE OPERATIONS OF CALDERA AND SCO; 2) PRODUCT INTEGRATION RISK DUE TO OVERLAPPING PRODUCTS AND TECHNOLOGIES;
3) THE POSSIBILITY THAT THE TRANSACTIONS DESCRIBED HEREIN MIGHT NOT BE CONSUMMATED; 4) THE EFFECTS OF THE PUBLIC ANNOUNCEMENT OF THE ACQUISITION ON CALDERA'S AND SCO'S STOCK PRICES, THEIR SALES AND OPERATING RESULTS, THEIR ABILITY TO ATTRACT AND RETAIN KEY PERSONNEL AND THE PROGRESS OF CERTAIN OF THEIR DEVELOPMENT PROJECTS; 5) THE RISK THAT THE ANNOUNCEMENT OF THE ACQUISITION COULD RESULT IN DECISIONS BY CUSTOMERS TO DEFER PURCHASES OF PRODUCTS OF CALDERA OR SCO; 6) THE SUBSTANTIAL CHARGES TO BE INCURRED DUE TO THE ACQUISITION, PRIMARILY IN THE FIRST AND SECOND QUARTERS OF THE YEAR; 7) THE RISK THAT REDUNDANCY IN STAFFING AND INFRASTRUCTURE COULD REDUCE EFFICIENCY AND INCREASE COSTS; 8) THE DIFFICULTIES OF MANAGING GEOGRAPHICALLY DISPERSED OPERATIONS; AND 9) THE RISK THAT OTHER BENEFITS SOUGHT TO BE ACHIEVED BY THE ACQUISITION WILL NOT BE ACHIEVED. THESE AND OTHER FACTORS ARE RISKS ASSOCIATED WITH CALDERA'S AND SCO'S BUSINESSES THAT MAY AFFECT THEIR OPERATING RESULTS AND ARE DISCUSSED IN SCO'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1999 FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC") ON DECEMBER 28, 1999 AND CALDERA'S AND SCO'S QUARTERLY REPORTS ON FORM 10-Q FILED WITH THE SEC.

ADDITIONAL INFORMATION AND WHERE TO FIND IT: IT IS EXPECTED THAT CALDERA WILL FILE A REGISTRATION STATEMENT ON SEC FORM S-4 AND CALDERA AND SCO WILL FILE A JOINT PROXY STATEMENT/PROSPECTUS WITH THE SEC IN CONNECTION WITH THE ACQUISITION, AND THAT CALDERA AND SCO WILL MAIL A JOINT PROXY STATEMENT/PROSPECTUS TO STOCKHOLDERS OF CALDERA AND SCO CONTAINING INFORMATION ABOUT THE ACQUISITION. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS CAREFULLY WHEN THEY ARE AVAILABLE. THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS WILL CONTAIN IMPORTANT INFORMATION ABOUT CALDERA, SCO, THE ACQUISITION, THE PERSONS SOLICITING PROXIES RELATING TO THE ACQUISITION, THEIR INTERESTS IN THE ACQUISITION, AND RELATED MATTERS. INVESTORS AND SECURITY HOLDERS WILL BE ABLE TO OBTAIN FREE COPIES OF THESE DOCUMENTS THROUGH THE WEBSITE MAINTAINED BY THE SEC AT HTTP://WWW.SEC.GOV. FREE COPIES OF THE JOINT PROXY STATEMENT/PROSPECTUS AND THESE OTHER DOCUMENTS MAY ALSO BE OBTAINED FROM CALDERA BY DIRECTING A REQUEST THROUGH THE INVESTORS RELATIONS PORTION OF CALDERA'S WEB SITE AT HTTP://WWW.CALDERA.COM OR BY MAIL TO CALDERA SYSTEMS, INC., 240 WEST CENTER STREET, OREM, UTAH 84057, ATTENTION: INVESTOR RELATIONS, TELEPHONE (801) 765-4999; OR FROM SCO BY DIRECTING A REQUEST THROUGH THE INVESTORS RELATIONS PORTION OF SCO'S WEB SIT AT HTTP://WWW.SCO.COM OR BY MAIL TO THE SANTA CRUZ OPERATION, INC., 425 ENCINAL STREET, SANTA CRUZ, CALIFORNIA 95061, ATTENTION: INVESTOR RELATIONS, TELEPHONE (831) 427-7399.

IN ADDITION TO THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS, CALDERA AND SCO FILE ANNUAL, QUARTERLY AND SPECIAL REPORTS, PROXY STATEMENTS AND OTHER INFORMATION WITH THE SEC. YOU MAY READ AND COPY ANY REPORTS, STATEMENTS OR OTHER INFORMATION FILED BY CALDERA OR SCO AT THE SEC PUBLIC REFERENCE ROOMS AT 450 FIFTH STREET, N.W., WASHINGTON, D.C. 20549 OR AT ANY OF THE SEC'S OTHER PUBLIC REFERENCE ROOMS IN NEW YORK, NEW YORK AND CHICAGO, ILLINOIS. PLEASE CALL THE SEC AT 1-800-SEC-0330 FOR FURTHER INFORMATION ON THE PUBLIC REFERENCE ROOMS.


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CALDERA'S AND SCO'S FILINGS WITH THE SEC ARE ALSO AVAILABLE TO THE PUBLIC FROM
COMMERCIAL DOCUMENT-RETRIEVAL SERVICES AND AT THE WEB SITE MAINTAINED BY THE SEC AT HTTP://WWW.SEC.GOV.

PARTICIPANTS IN SOLICITATION: CALDERA, ITS DIRECTORS, EXECUTIVE OFFICERS AND CERTAIN OTHER MEMBERS OF MANAGEMENT AND EMPLOYEES MAY BE SOLICITING PROXIES FROM CALDERA STOCKHOLDERS IN FAVOR OF THE ISSUANCE OF COMMON STOCK IN THE ACQUISITION. INFORMATION CONCERNING THE PARTICIPANTS IN THE SOLICITATION IS SET FORTH IN A CURRENT REPORT ON FORM 8-K FILED BY CALDERA ON AUGUST 2, 2000.

Press ONLY Contacts:
Nancy Pomeroy
Caldera Systems, Inc.
Phone: (801) 765-4999 ext. 304
Fax: (801) 765-1313
Email: nancy@calderasystems.com

Jan Tarzia
The Santa Cruz Operation, Inc.
Phone: (831)427-7221
Fax: (831) 427-5418
Email: jant@sco.com